Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill [Abstract]
Goodwill
5.
Goodwill

As a result of our change in segments (Note 21), we reevaluated our reporting units which resulted in a change as of December 31, 2021. In connection with this change, $271,456 of goodwill was reallocated to Digital Commerce using a fair value allocation methodology. The prior periods have been recast to reflect this change. Changes in the carrying amount of goodwill are as follows:

	US Acquiring	Digital Commerce	Total
December 31, 2019	$1,503,307	$1,934,047	$3,437,354
Additions during the period (1)	—	12,120	12,120
Reductions during the period (2)	—	(24,160)	(24,160)
Foreign exchange	—	56,502	56,502
December 31, 2020	1,503,307	1,978,509	3,481,816
Additions (3)	21,828	194,292	216,120
Foreign exchange	—	(47,899)	(47,899)
December 31, 2021	$1,525,135	$2,124,902	$3,650,037

(1)
Additions to goodwill within the Digital Commerce segment relate to the acquisition of Openbucks (See Note 14)
(2)
Reductions to goodwill within the Digital Commerce segment relate to the sale of Paylater (See Note 15).
(3)
Additions to goodwill within the US Acquiring and Digital Commerce segments in the current period relate to the acquisition of ICS, PagoEfectivo and viaFintech (See Note 14), respectively.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. Due to reduced forecasted cash flows in certain business units, we concluded that an impairment indicator for goodwill was present within the US Acquiring and Digital Commerce segments as of September 30, 2021. We performed a goodwill impairment test as of September 30, 2021 and October 1, 2021 using a discounted cash flow methodology. Based on the analyses performed, it was determined that no adjustments to the carrying value of goodwill of any reporting unit were required.

As a result of the change in reporting units described above, in addition to our annual goodwill impairment test, we performed a goodwill impairment test as of December 31, 2021 under the previous and current reporting unit structure. The fair value was based on a 5-year discounted cash flow model with a terminal value calculated by applying an exit multiple to year 5 cash flows. The discount rate and exit multiple used within the goodwill impairment analysis for US Acquiring was 8% and 15x. The weighted average discount rate and exit multiple used within the goodwill impairment analysis for the reporting units within the Digital Commerce segment was 14% (range of 11-14%) and 16x (range of 16-17x), respectively.

The cash flow forecast was based on our expectation of future outcomes considering past experience and market participant expectations. Discount rate assumptions are based on determining a cost of debt and equity followed by an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. The exit multiple was determined based on comparable companies’ transaction multiples and discounted based on business-specific considerations. Management considered these to be reasonable multiples in the context of transaction multiples within the payments sector over the last 5 years and consistent with the assumption that a market participant would make. Failure to achieve the expected cash flows, changes in the discount rate or exit multiple, or continued decline the stock price may cause a future impairment of goodwill at the reporting unit level.

Based on the analyses performed, it was determined that no adjustments to the carrying value of goodwill of any reporting unit were required. There is no accumulated impairment of goodwill as of December 31, 2021 or 2020. There have been no other events or changes in circumstances subsequent to the testing date that would indicate impairment of these reporting units as of December 31, 2021 or 2020.